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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 14, 2000



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     1-11047                       22-2870438
(State or other juris-            (Commission                (I.R.S. Employer ID
diction of incorpor-              File Number)               Number)
tion)


                                  Olsen Centre
                   2100 Meridian Park Blvd., Concord, CA 94520
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 417-8812 not applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS
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     On December 30, 1999, 250,000 shares of the Registrant's  Common Stock, par value $0.002, was purchased by Flyn, von Schubert and Associates, s.a. ("Flyn") for $210,875. The shares purchased contained an irrevocable voting trust provision, appointing Thomas F. Reiner, as Trustee, with full voting powers over such shares. The shares issued requires the Company to register the Common Stock in sixty-days.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SPARTA SURGICAL CORPORATION
                                                (Registrant)



                                                by: /s/ Thomas F. Reiner
                                                ------------------------
                                                Thomas F. Reiner
                                                Chairman of the Board
                                                President & CEO


Dated:  January 14, 2000